UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MYOS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MYOS CORPORATION

45 Horsehill Road, Suite 106

Cedar Knolls, New Jersey 07927

November 16, 2015

Dear Stockholders:

It is our pleasure to invite you to the 2015 Annual Meeting of Stockholders of MYOS Corporation.  We will hold the meeting on December 17, 2015, at our headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, at 10:30 a.m., local time.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

We hope you will be able to attend the annual meeting.  Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in MYOS Corporation.

Sincerely,

/s/ Dr. Robert J. Hariri
Dr. Robert J. Hariri
Chairman of the Board of Directors

MYOS CORPORATION

45 Horsehill Road, Suite 106

Cedar Knolls, New Jersey 07927

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2015

To the Stockholders of MYOS Corporation:

Notice is hereby given that the 2015 Annual meeting of the stockholders of MYOS Corporation (“MYOS” or the “Company”) will be held on December 17, 2015, at our headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, at 10:30 a.m., local time.  At the annual meeting or any postponement, adjournment or delay thereof (the “Annual Meeting”), you will be asked to consider and vote upon the following proposals:

1.	to elect nine directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement which is set forth on the following pages, where the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on October 26, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD, AND “FOR” EACH OF THE OTHER PROPOSALS.

Your vote is extremely important, regardless of the number of shares you own.  Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

 The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting.  We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ Dr. Robert J. Hariri
Dr. Robert J. Hariri
Chairman of the Board of Directors

YOU ARE RESPECTFULLY REQUESTED BY THE BOARD TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING OR VOTE IN PERSON AT THE MEETING. IF YOU RECEIVED THIS PROXY STATEMENT IN THE MAIL, A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about November 16, 2015.

Important Notice Regarding the Availability of Proxy Materials for the

MYOS Corporation Annual Meeting of Stockholders to be Held on December 17, 2015

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available on the Investor Relations portion of our web site at www.myoscorp.com.

MYOS CORPORATION

TABLE OF CONTENTS

Questions and Answers about the Proxy Materials and the Annual Meeting	1

Proposal No. 1: Election of Directors	6
Members of the Scientific Advisory Board	10
Transactions with Related Persons, Promoters, and Certain Control Persons	10
Review, Approval or Ratification of Transactions with Related Persons	11
Section 16(a) Beneficial Ownership Reporting Compliance	11
Vote Required	11
Recommendation of the Board	11

Proposal No. 2: Ratification of Appointment of our Independent Registered Public Accounting Firm	12
Change in Auditors	12
Fees Billed by our Independent Registered Public Accounting Firm During Fiscal 2013 and 2014	12
Vote Required	12
Recommendation of the Board	12

Security Ownership of Certain Beneficial Owners and Management	13

Corporate Governance	14
Board Meetings	14
Director Independence	14
Audit Committee and Audit Committee Financial Expert	14
Compensation Committee	14
Director Nominations	14
Board Leadership Structure	16
Board Role in Risk Oversight	16
Code of Ethics	16
Stockholder Communications with the Board	16

Report of the Audit Committee	17

Executive Compensation	18
Summary Compensation Table	17
Employment Agreements	19
Outstanding Equity Awards at 2014 Fiscal Year End	20
Director Compensation	20

Stockholder Proposals	21

Proxy Solicitation	21

Annual Report	21

Delivery of Proxy Materials to Households	21

Other Matters	22

PROXY STATEMENT

 This proxy statement (the “Proxy Statement”) is furnished by the Board of Directors of MYOS Corporation (the “Board”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders or any postponement, adjournment or delay thereof (the “Annual Meeting”) to be held at our headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, on December 17, 2015, at 10:30 a.m., local time. This Proxy Statement, along with a Notice of Annual Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about November 16, 2015.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “MYOS,” “we,” “our,” “us” and “the Company” to refer to MYOS Corporation.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on October 26, 2015, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may contact our transfer agent at the telephone number or address listed below to request an additional set of proxy materials:

Island Stock Transfer 15500 Roosevelt Boulevard, Suite 301 Clearwater, Florida 33760 Tel: (727) 289-0010

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, MYOS sent this Proxy Statement and a proxy card directly to you.

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If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold shares in street name, this Proxy Statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone, fax, or over the Internet, if they offer that alternative. As a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

●	to elect nine directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

●	to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

●	to consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board recommends a vote “FOR” the election of each of the nominees to the Board, and “FOR” each of the other proposals.

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●

By telephone, fax, or over the Internet.  This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

●

In person at the Annual Meeting.  All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending written notice of revocation to the Corporate Secretary of MYOS;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

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Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board, and “FOR” each of the other proposals.

Q:	Will my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on non-routine matters. Proposal 1 is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).  If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of the foregoing matter being voted on at the Annual Meeting.

Q:	What are the voting requirements to approve each of the proposals?

A:

In the election of directors, the nine nominees receiving the highest number of affirmative votes will be elected.  You may withhold votes from any or all nominees.

The proposal for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 require the affirmative “FOR” votes of a majority of the votes cast on each matter.  Abstentions will not affect the outcome of the vote on this proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for proposal 1, shares that constitute broker non-votes are not considered entitled to be voted on this proposal.  As a result, the broker “non-vote” will have no effect on the outcome of this proposal, assuming that a quorum is present.

Q:	How many votes do I have?

A:	If you hold shares of common stock, you are entitled to one vote for each share of common stock that you hold. As of October 26, 2015, the record date, there were 3,317,909 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for substitute nominees in place of those who do not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Dr. Robert J. Hariri and Joseph C. DosSantos, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

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Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the Annual Meeting, either in person or by proxy, totaling 1,658,955 shares. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on October 26, 2015 or hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted.  If you are not a stockholder of record but hold shares through a bank, broker or other nominee (i.e., in street name), you should be prepared to provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 26, 2015, a copy of the voting instruction card provided to you by your bank, broker or other nominee, or similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on December 17, 2015, at our headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, at 10:30 a.m., local time.  You should allow adequate time for the check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your bank, broker or other nominee.  You may vote your shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your bank, broker or other nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to us or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:	How are votes counted?

A:

For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with

respect to one or more of the nominees.   For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote.

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Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Annual Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	How may I obtain MYOS’ Annual Report on Form 10-K and other financial information?

A:

A copy of our Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report”) is being sent to stockholders along with this Proxy Statement.  Stockholders may request an additional free copy of the Annual Report and other financial information by contacting us at:

MYOS Corporation 45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey 07927 Attention: Joseph C. DosSantos Telephone: (973) 509-0444

We will also furnish any exhibit to the Annual Report if specifically requested.

Alternatively, you can access the Annual Report at the investor relations portion of our website at www.myoscorp.com. Our filings with the Securities and Exchange Commission (“SEC”) are also available free of charge at the SEC’s website at www.sec.gov.

Q:	What if I have questions for the Company’s transfer agent?

A:

Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Island Stock Transfer 15500 Roosevelt Boulevard, Suite 301 Clearwater, Florida 33760 Tel: (727) 289-0010

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

MYOS Corporation 45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey 07927 Attention: Joseph C. DosSantos Telephone: (973) 509-0444

You may also contact our transfer agent at the telephone number or address listed below

Island Stock Transfer 15500 Roosevelt Boulevard, Suite 301 Clearwater, Florida 33760 Tel: (727) 289-0010

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PROPOSAL NO. 1:  ELECTION OF DIRECTORS

Each of our directors are elected annually and hold office until their successors are duly elected and qualified or until the earlier of their resignation or removal. Our Board currently consists of seven members, all of whom were elected as directors at our 2014 Annual Meeting of Stockholders. Dr. Peter Diamandis and Dr. J. Craig Venter will not stand for re-election to our Board. The independent members of our Board have nominated Jack Levine, Victor Mandel, Joseph Mannello and John Nosta to be newly elected as members of our Board at the Annual Meeting.

Each of the nominees listed below has been nominated by the Board for election or re-election as a director until the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) and until their respective successors are duly elected and qualified. Each of the nominees, other than Jack Levine Victor Mandel, Joseph Mannello and John Nosta, presently serves on the Board. If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for substitute nominees in place of those who do not stand. We have no reason to expect that any of the nominees will not stand for election.

Set forth below are the names of the persons nominated as directors, their ages, their positions, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position
Dr. Robert J. Hariri	56	Chairman of the Board of Directors

Dr. Buzz Aldrin	85	Director

Dr. Louis J. Aronne	59	Director

Dr. Sapna Srivastava	44	Director

Christopher Pechock	50	Director

Jack Levine	65	Director Nominee

Victor Mandel	51	Director Nominee

Joseph Mannello	58	Director Nominee

John Nosta	56	Director Nominee

Dr. Robert J. Hariri joined us as a Director in July 2011 and was elected Chairman of the Board in April 2012. Dr. Hariri has served as the chairman and chief scientific officer of Celgene Cellular Therapeutics, a division of Celgene Corporation (NASDAQ: CELG), since 2014. From 2002 to 2014, he served in various positions at Celgene Cellular Therapeutics, including chief executive officer and president. Prior to joining Celgene Cellular Therapeutics, Dr. Hariri was founder, chairman and chief scientific officer at Anthrogenesis Corporation/LIFEBANK, Inc., a privately held biomedical technology and service corporation involved in the area of human stem cell therapeutics, which was acquired by Celgene Corporation in 2002. Dr. Hariri also serves as president of Human Longevity Cellular Therapeutics, Inc., a privately-held genomics and cell therapy-based diagnostic and therapeutic company focused on extending the healthy, high performance human life span, which he co-founded in 2013. He has also served as co-founder, vice chairman and chief scientific officer of Neurodynamics, a privately held medical device and technology corporation. Dr. Hariri is an adjunct associate professor of pathology at the Mount Sinai School of Medicine and has also held key academic positions at Weill Medical College of Cornell University and the Cornell University Graduate School of Medical Science, including serving as the director of the Center for Trauma Research. Dr. Hariri is also a director of Cryoport, Inc. (NASDAQ: CYRX), Bionik Laboratories Corp. (OTCQX: BNKL), Provista Diagnostics and Rocket Racing, Inc. Dr. Hariri is a member of the scientific advisory board for the Archon X Prize for Genomics, which is awarded by the X Prize Foundation. Dr. Hariri also serves as a trustee of the J. Craig Venter Institute, a trustee of the Liberty Science Center and a commissioner of the New Jersey Commission for Cancer Research. Dr. Hariri received the Thomas Alva Edison Award in 2007 and 2011, The Fred J. Epstein Lifetime Achievement Award in 2012 and numerous other honors for his contributions to biomedicine and aviation. He has served as a member of the board of visitors at Columbia University School of Engineering & Applied Sciences and the Science & Technology Council of the College of Physicians and Surgeons. Dr. Hariri received his undergraduate training at Columbia College and Columbia University School of Engineering and Applied Sciences and was awarded his M.D. and Ph.D. degrees from Cornell University Medical College. Dr. Hariri received his surgical training at The New York Hospital-Cornell Medical Center and directed the Aitken Neurosurgery Laboratory and the Center for Trauma Research. We believe Dr. Hariri’s training as a scientist, his knowledge and experience with respect to the biomedical and pharmaceutical industries and his extensive research and experience qualifies him to serve on our Board of Directors.

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Dr. Buzz Aldrin joined us as a Director in May 2012. From 1951 until 1971, Dr. Aldrin served as a pilot in the United States Air Force. In October 1963, he was selected as an astronaut by the National Aeronautics and Space Administration (NASA). In 1966, on the Gemini 12 orbital mission, Dr. Aldrin performed the world’s first successful spacewalk. On July 20, 1969, Dr. Aldrin and Neil Armstrong made their historic Apollo 11 moonwalk, becoming the first two humans to set foot on the moon. Dr. Aldrin has received three U.S. patents for his schematics of a modular space station, Starbooster reusable rockets, and multi-crew modules for space flight. He founded Starcraft Boosters, Inc., a rocket design company, and the ShareSpace Foundation, a nonprofit devoted to advancing space education for children in the STEAM areas, Science, Technology, Engineering, Arts and Math. In June 2011, Dr. Aldrin started Buzz Aldrin Enterprises Inc., which oversees all aspects of his public appearances, media, licensing, endorsements and efforts to promote the future of the space program. In September 2015, Dr. Aldrin launched the Buzz Aldrin Space Institute at the Florida Institute of Technology to continue studies on his space architecture titled, Cycling Pathways to Occupy Mars. Dr. Aldrin is an author of nine books including his most recent releases, Mission to Mars released in May 2013, and his new children’s book, Welcome to Mars: Making a Home on the Red Planet released in September 2015. Dr. Aldrin attended the U.S. Military Academy at West Point, New York, where he received his Bachelor of Science in mechanical engineering in 1951. He received his Doctorate of Science in Astronautics from the Massachusetts Institute of Technology in 1963. We believe Dr. Aldrin’s scientific background qualifies him to serve on our Board of Directors.

Dr. Louis Aronne joined us as a Director and a member of our Scientific Advisory Board in July 2011. Dr. Aronne is the Weill Professor of Metabolic Research and Director of the Comprehensive Weight Control Center which he founded in 1986 at Weill-Cornell Medical College. He is an Adjunct Clinical Associate Professor of Medicine at Columbia University College of Physicians and Surgeons. Dr. Aronne is former president of the Obesity Society and a fellow of the American College of Physicians. He has been an investigator on more than 40 trials, authored more than 60 papers and book chapters on obesity and edited the National Institutes of Health Practical Guide to the Identification, Evaluation, and Treatment of Overweight and Obesity in Adults. Dr. Aronne has won several awards for teaching, including the Leo M. Davidoff Society Prize from Albert Einstein College of Medicine in 1983 and Eliot Hochstein Teaching Award from Cornell University in 1990. Dr. Aronne graduated Phi Beta Kappa from Trinity College with a BS in biochemistry and from Johns Hopkins University School of Medicine. We believe Dr. Aronne’s skills as a physician and his knowledge and experience with respect to obesity and related metabolic diseases qualifies him to serve on our Board of Directors.

Dr. Sapna Srivastava joined us as a Director in February 2013 and served as a special advisor for business and financial strategy to us from October 2012 to February 2013. She has served as the Chief Financial and Strategy Officer for Intellia Therapeutics, Inc. since April 2015. From July 2012 to April 2015, she was an independent strategy consultant focusing on high growth potential biotechnology companies. She served as the senior equity analyst and team leader for the biotechnology sector at Goldman Sachs Group, Inc. (NYSE:GS) from June 2010 to June 2012. Dr. Srivastava served as the senior equity analyst covering the biotechnology sector at Morgan Stanley (NYSE:MS) from April 2004 to September 2009, and at ThinkEquity Partners LLC from January 2003 to April 2004. She began her career at J.P. Morgan (NYSE:JPM), where she served as a research associate from April 1999 to October 2002. In these roles, she was primarily responsible for providing investment advice regarding the biotechnology sector to institutional clients. Dr. Srivastava received her Ph.D. in Biology from New York University and her B.Sc. from University of Bombay (India). We believe Dr. Srivastava’s scientific and financial background qualifies her to serve on our Board of Directors.

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Christopher Pechock joined us as a Director in February 2014.  Mr. Pechock has been a partner at Matlin Patterson Global Advisers, a global alternative asset manager, since its inception in July 2002. From November 1998 to July 2002, Mr. Pechock served as a member of the Global Distressed Securities Group Credit Suisse (NYSE:CS).  From January 1997 to October 1998, Mr. Pechock served as a Portfolio Manager and Research Analyst at Turnberry Capital Management, L.P. Prior to that, Mr. Pechock served as a Portfolio Manager at Eos Partners, L.P. (February 1996 to December 1996), a Vice President and high yield analyst at PaineWebber Inc. (May 1993 to January 1996) and an analyst in risk arbitrage at Wertheim Schroder & Co., Incorporated (August 1987 to April 1991). He serves on the board of directors of Gleacher & Company, Inc. (NASDAQ: GLCH), and Oceanus LLC, a private ship-owning company.  Mr. Pechock received a BA in Economics from the University of Pennsylvania and an MBA from the Columbia University Graduate School of Business. We believe Mr. Pechock’s extensive financial background qualifies him to serve on our Board of Directors.

Jack Levine is a certified public accountant, who has been advising private companies for over 30 years. Since January 2013, he has served on the board of directors for Biscayne Pharmaceuticals, Inc., a biopharmaceutical company that has discovered and developed novel therapies based on growth hormone-releasing hormone (GHRH) analogs. He has also served as chairman of the Audit Committee of Provista Diagnostics, Inc. since November 2011, and since July 2010, as the chairman of the Audit Committee of SignPath Pharama. Inc., a development stage biotechnology company which develops proprietary synthetic formulations of curcumin for the application in malignant disease and neurophatic disorders. From 1999 to 2007, he served as an independent director of PharmaNet, Inc. (now inVentiv Health), a global drug development services company providing a comprehensive range of services to pharmaceutical biotechnology, generic drug and medical device companies, and from 2006 to 2007, he served as its chairman of the board. From 2004 to 2008, Mr. Levine served as chairman of the Audit Committee of Grant Life Sciences, Inc. (OTC:GLIF), a research and development company focused on early detection of cervical cancer and providing medical diagnostic kits. From 2000 to 2006, Mr. Levine served as chairman of various board committees of Beach Bank in Miami Beach, Florida. He also served as chairman of the Audit Committees of Prairie Fund (2000 to 2006) and Bankers Savings Bank (1996 to 1998). From 2004 to 2006, Mr. Levine was a member of the Audit Committee of the School Board of Miami-Dade County, the nation’s third largest school system. He has been a committee member of the State of Florida -Florida Bar since 1993 and a Board Member of the Southeast Region of the American Friends of Bar-Ilan University since 2002. We believe Mr. Levine’s extensive public company accounting experience qualifies him to serve on our Board of Directors.

Joseph Manello has served as a consultant since May 2015. From March 2013 to May 2015, he served as the executive managing director at Brean Capital LLC, an independent investment bank and asset management firm, where he also served as a member of the firm’s operating committee. From March 2008 to March 2012, Mr. Mannello was the head of corporate credit for Gleacher & Company, Inc. (OTC:GLCH), a publicly-traded investment bank. Prior to that, he was the head of the fixed income division of BNY Capital Markets, Inc., a subsidiary of The Bank of New York Mellon Corp. (NYSE:BK). We believe Mr. Manello’s extensive financial markets background qualifies him to serve on our Board of Directors.

Victor Mandel is the founding partner of Criterion Capital Management, LLC. He has over twenty-five years of experience in investments, corporate strategy and corporate governance. Mr. Mandel has been a director at Ambac Financial Group (NASDAQ: AMBC), a holding company whose subsidiaries provide financial guarantees and other financial services, since May 2013 and served as its Co-Chairman from May 2013 through December 2014. Previously, Mr. Mandel designed and developed corporate governance consulting and research best practices and for The Corporate Library, a leading corporate governance advisory firm. He previously served as the Chief Financial Officer of Circle.com and served as Executive Vice President, Finance and Development of Snyder Communications, Inc. from 1999 to 2000. From 1991 to 1999, Mr. Mandel served as vice president in the Investment Research department at Goldman Sachs & Co. (NYSE:GS) where he advised institutional investors. Mr. Mandel previously served as a member of the board of directors and on the audit committees of Comsys IT Partners, Inc. (now a Manpower company), Broadpoint Gleacher Securities Group, Inc. (now Gleacher and Co., Inc.), and XLHealth Corp (now a United Healthcare company). Mr. Mandel also served on the board of directors of the Children's National Medical Center in Washington, DC. Mr. Mandel holds an MBA in Finance from the Wharton School of Business at the University of Pennsylvania, an A.B. in Computer Science from Harvard University, and is a Chartered Financial Analyst. We believe Mr. Mandel’s extensive financial background qualifies him to serve on our Board of Directors.

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John Nosta has served as the founder and president of NOSTALAB, a digital health think tank, since June 2013. He is generally regarded as a leading global strategic and creative thinker in the digital health area. A leading voice in the convergence of technology and health, Mr. Nosta helps define, dissect and deliberate global trends in digital health. He has also served as a member of the Google Health Advisory Board since October 2014 and has penned HEALTH CRITICAL for Forbes, a top global blog on health and technology. For over 20 years, Mr. Nosta was part of the leadership of Omnicom and WPP, leading healthcare communication companies. Prior to founding NOSTALAB, Mr. Nosta was employed by Ogilvy CommonHealth, a leading healthcare communication company, from April 2003 to June 2013, where he held a series of positions including Chief Creative Officer, Chief Strategic Officer and unit President. From 1990 to 1997, he held various senior-level positions at LLNS, a division of Omnicom Group Inc. (NYSE:OMC), a leading healthcare communication company. Mr. Nosta served as a research associate at Harvard University Medical School from 1980 to 1981 and has co-authored several papers with global thought-leaders in the field of cardiovascular physiology, with a focus on acute myocardial infarction, ventricular arrhythmias and sudden cardiac death. He received a Bachelor of Arts degree from Boston University in 1981. We believe Mr. Nosta’s scientific and pharmaceuticals industry background qualifies him to serve on our Board of Directors.

The experience of each of our executive officers is as follows:

Joseph C. DosSantos joined us as Chief Financial Officer in May 2014 and has served as our interim President since September 2015. From April 2011 through April 2014, Mr. DosSantos worked at Actavis plc (NYSE:ACT), a global specialty pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products, most recently as its Executive Director, Finance Operations. From February 2010 through April 2011, he served as Vice President, Corporate Controller, of Alvogen, a multi-national, privately-owned pharmaceutical company focused on developing, manufacturing, and distributing generic, over-the-counter and biosimilar pharmaceutical products. From August 2003 through January 2010, Mr. DosSantos worked at Celgene Corporation (Nasdaq:CELG), a global biopharmaceutical company engaged in the discovery, development and commercialization of innovative therapies for the treatment of cancer and immune-inflammatory related diseases, most recently as it Senior Director, Assistant Corporate Controller. Additionally he has held positions of increasing responsibilities at Cytec Industries and National Starch & Chemical, two multi-national chemical companies. Mr. DosSantos is a licensed certified public accountant in New Jersey, graduated from Kean University in 1991 with a BS in Accountancy and holds an MBA in Finance from Seton Hall University.

Dr. Robert C. Ashton, Jr. joined us as Chief Medical Officer in February 2014. From April 2012 to January 2014, Dr. Ashton served as Chief Medical Officer of Advanced Practice Strategies, Inc., a company focused on lifelong learning for clinicians and risk management solutions for hospitals. From March 2009 through January 2012, Dr. Ashton served as Director of Thoracic Surgery in the Moses Division of Montefiore Medical Center where he practiced thoracic surgery and general surgery. From July 2005 to February 2009, Dr. Ashton served as a thoracic surgeon at Hackensack University Medical Center, in Hackensack, New Jersey. From January 2002 to June 2005, Dr. Ashton worked as a surgeon and served as a Director of Minimally Invasive and Robotic Thoracic Surgery at St. Luke’s Roosevelt Hospital Center, in New York, New York. From July 2000 to December 2001, Dr. Ashton worked as an attending surgeon at Rockland Thoracic Associates. In these positions, Dr. Ashton has experience in the clinical practice and scientific development in medicine, with a background in cardiovascular disease, oncology, obesity, transplantation and chronic disease states. Dr. Ashton has published over 75 original manuscripts and abstracts and has a comprehensive understanding of wellness and preventive medicine and is a contributor on Fox News Channel along with appearances on the Today Show, NBC Nightly News, CBS World News, and MSNBC. Dr. Ashton is currently a member of the board of directors at Jenrin Discovery, a preclinical drug development company focused on a variety of metabolic syndromes, and CytImmune Sciences, a clinical stage drug development company focused on oncology. Dr. Ashton was the co-founder of MDLinx, Inc., an online healthcare media company which was acquired in 2006 by So-Net M3, a Sony Communication Network Group company. Dr. Ashton received a B.S. degree in Biology and Philosophy, with Honors, from Muhlenberg College in 1987, and received a M.D. degree from The Medical College of Pennsylvania in 1992.

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Members of the Scientific Advisory Board

In addition to our Board of Directors, we have formed a Scientific Advisory Board, comprised of scientists and medical professionals who advise us on science and medical health issues, medical conditions and health care trends as they relate to our current and future products. Members of the Scientific Advisory Board provide us with advice, insights, contacts and other assistance based on their extensive knowledge and experience. Specifically, they advise us on: (a) the use of myostatin modulators in the treatment of various disorders including sarcopenia, obesity, muscle repair, anti-aging and longevity therapy, (b) the biological activities of our products and (c) the development of clinical research programs relating to the biomedical activities and benefits of our products. We enter into advisory board agreements with members of the Scientific Advisory Board pursuant to which they are entitled  to receive a fixed number of shares of common stock (which may vary as determined by the Board of Directors), which generally vest over a number of years. The Scientific Advisory Board is currently comprised of the following members: Dr. Robert J. Hariri, Dr. Louis Aronne, Dr. Robert C. Ashton, Jr., Dr. Caroline Apovian and Dr. Neilank Jha.

The experience of each of the members of the Scientific Advisory Board (other than members who are our current directors and officers, whose experience is set forth above) is as follows:

 Dr. Caroline Apovian joined the Scientific Advisory Board in February 2013. Since November 2010, Dr. Apovian has served as Professor of Medicine and Pediatrics, in the Section of Endocrinology, Diabetes, and Nutrition at Boston University School of Medicine. She has also served as Director of the Center for Nutrition and Weight Management at Boston Medical Center since January 2000. Dr Apovian is a nationally and internationally recognized authority on nutrition and has been in the field of obesity and nutrition since 1990. Dr. Apovian was a recipient of the Physician Nutrition Specialist Award given by the American Society of Clinical Nutrition for her work on developing and providing nutrition education, to medical students and physicians in training at Boston University School of Medicine. She has published over 200 articles, chapters, and reviews on the topics of obesity, nutrition, and the relationship between adipose tissue and risk of developing cardiovascular disease. Dr. Apovian has recently published a new book entitled The Age-Defying Diet and has also written two popular books called The Overnight Diet and The ALLI Diet Plan. Dr. Apovian has been a member of The Obesity Society since 1992, and has served on the Clinical Committee as well as Secretary/Treasurer and the Executive Committee from 2005 to 2008. Additionally, she serves as Associate Editor for the Society's journal, Obesity. Dr. Apovian received her B.A. from Barnard College and her M.D. from the University of Medicine and Dentistry of New Jersey.

Dr. Neilank Jha joined the Scientific Advisory Board in December 2011. Since July 2010, Dr. Jha has served as a Clinical Fellow in the Spinal Program of Toronto Western Hospital Chairman. From 2004 to 2010, he was in the Neurosurgery Residency Program at McMaster University.  Dr. Jha received his B.S. from the University of Toronto and his Doctor of Medicine from McMaster University.

Biographical information for Dr. Robert Hariri, Dr. Louis Aronne and Dr. Robert C. Ashton, Jr. is set forth above in “Directors and Executive Officers.”

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons (excluding executive officer compensation which is determined by the Compensation Committee) are presented to, reviewed and approved by the Audit Committee. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the Audit Committee deems relevant.

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The following is a description of the transactions we have engaged in during the year ended December 31, 2014 and through the date hereof, with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates:

 On August 1, 2015, we entered into a consulting agreement with Muscle Longevity LLC, a company that has the same owner as Ultra Pro Sports, LLC, a greater than 5% beneficial owner of our common stock. Under the terms of the agreement, Muscle Longevity LLC will provide introductions and referrals to new distribution channels for our products including, but not limited to, health and wellness centers and sports nutrition companies and to conduct industry research and advise us regarding distributors, markets, and sales opportunities for the Company’s products. As compensation for the services, Muscle Longevity LLC is paid a consulting fee of $16,000 per month.

Review, Approval or Ratification of Transactions with Related Persons.

Our Board of Directors appointed an audit committee consisting of independent directors. This committee, among other duties, is charged to review, and if appropriate, ratify all agreements and transactions which had been entered into with related parties, as well as review and ratify all future related party transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to report their initial beneficial ownership and any subsequent changes in that beneficial ownership of our securities to the SEC. Based solely on a review of the copies of the reports furnished to us, we believe that all such reports for the year ended December 31, 2014 were filed on a timely basis with the exceptions of one late Form 4 filing for each of Dr. Venter and Dr. Hariri.

Vote Required

The nine nominees receiving the highest number of affirmative votes will be elected to the Board.  You may withhold votes from any or all nominees.

Recommendation of the Board

The Board recommends a vote “FOR” the election of the nominees to the Board to serve until the 2016 Annual Meeting and until their successors are duly elected and qualify.

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PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.  Although this appointment does not require ratification, the Board has directed that the appointment of EisnerAmper LLP be submitted to stockholders for ratification due to the significance of their appointment to us.  If stockholders do not ratify the appointment of EisnerAmper LLP, the Board will consider the appointment of another independent registered public accounting firm for the fiscal year ending December 31, 2015. Representatives of EisnerAmper LLP are expected to be present at the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Change in Auditors

Seligson & Giannattasio, LLP (“Seligson”) served as our independent registered public accounting firm for the fiscal years ended December 31, 2013 and December 31, 2012.  On June 20, 2014, Seligson resigned as our independent registered public accounting firm. During the fiscal years ended December 31, 2013 and 2012, Seligson’s audit reports on our financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2013 and 2012 and the subsequent period through the date of their resignation, (i) there were no disagreements between us and Seligson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Seligson’s satisfaction, would have caused Seligson to make reference in connection with Seligson’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

Fees Billed by our Independent Registered Public Accounting Firm During Fiscal 2013 and 2014

The following table sets forth the fees paid or to be paid to Seligson and EisnerAmper LLP for services rendered to us for the fiscal years ended December 31, 2013 and 2014:

	2013	2014
Audit Fees (1)	$50,000	$70,575
Audit-Related Fees (2)	$-	$36,680
Tax Fees (3)	$-	$-
All Other Fees (4)	$-	$5,600

(1)

Audit fees consist of fees billed for professional services rendered for the annual audits of our financial statements, quarterly reviews of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed for tax compliance, tax advice and tax planning.

(4)	All other fees consist of fees billed for review of our financial statements in connection with the filing of a registration statement.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.  Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of October 26, 2015 by:

●	each person known by us at that date to be the beneficial owner of more than 5% of the outstanding shares of our based solely on Schedule 13D/13G filings with the SEC;

●	each of our executive officers, directors and director nominees at such date; and

●	all of our executive officers, directors and director nominees at such date, as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of October 26, 2015, there were 3,317,909 shares of our common stock outstanding.

	Number of Shares Beneficially Owned	Percentage of Class
Dr. Robert J. Hariri (2)	393,489	11.4%
Dr. Louis J. Aronne (3)	50,097	1.5%
Dr. Peter Diamandis (4)	18,319	*
Dr. Buzz Aldrin (5)	14,625	*
Dr. Sapna Srivastava (6)	14,875	*
Dr. J. Craig Venter (7)	8,050	*
Christopher Pechock (8)	176,500	5.2%
Joseph C. DosSantos (9)	5,000	-
Dr. Robert C. Ashton, Jr. (10)	15,000	*
Joseph Mannello (11)	268,635	7.9%
Jack Levine	13,500	*
Victor Mandel (12)	53,680	1.6%
John Nosta	-	-
Ultra Pro Sports, LLC	180,733	5.5%
Directors, director nominees and officers as a group (13 persons)	1,031,770	27.6%

 * Less than 1.0%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o MYOS Corporation, 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927.

(2)	Includes shares held by Hariri Family Ltd. Partnership. Includes 135,125 shares issuable upon exercise of vested stock options.

(3)	Includes 27,125 shares issuable upon exercise of vested stock options.

(4)	Includes 12,875 shares issuable upon exercise of vested stock options.

(5)	Includes 12,625 shares issuable upon exercise of vested stock options.

(6)	Includes 10,875 shares issuable upon exercise of vested stock options.

(7)	Includes 8,050 shares issuable upon exercise of vested stock options.

(8)	Includes 75,000 shares issuable upon exercise of warrants and 1,500 shares issuable upon exercise of vested stock options.

(9)	Includes 5,000 shares issuable upon exercise of vested stock options.

(10)	Includes 15,000 shares issuable upon exercise of vested stock options.

(11)	Includes 100,001 shares issuable upon exercise of warrants.

(12)	Includes 23,006 shares issuable upon exercise of warrants.

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CORPORATE GOVERNANCE

Board Meetings

During the fiscal year ended December 31, 2014, the Board held five formal meetings and otherwise acted by unanimous written consent. We have no written policy regarding director attendance at annual meetings of stockholders. Our last annual meeting of stockholders was held on December 18, 2014 and six of our directors attended such meeting.

Director Independence

The Board evaluates the independence of each nominee for election as a director in accordance with the NASDAQ listing rules (the “NASDAQ Listing Rules”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the NASDAQ Listing Rules, and all directors who sit on our Audit Committee and Compensation Committee must also be independent directors.

The NASDAQ definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, our employee and has not received certain payments from, or engaged in various types of business dealings with, us. In addition, as further required by the NASDAQ Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to us and our management.

As a result, the Board has affirmatively determined that other than Dr. Robert J. Hariri, none of our directors or director nominees has a material relationship with the Company. The Board has also affirmatively determined that all members of our Audit Committee and Compensation Committee are independent directors.

Audit Committee and Audit Committee Financial Expert

In April 2014, we established a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act and NASDAQ Listing Rules. The Audit Committee is comprised of Louis J. Aronne (chair), Christopher Pechock and Sapna Srivastava. Our Board has determined that Mr. Pechock qualifies as an audit committee financial expert as defined by the rules of the SEC, based on his education, experience and background.

The Audit Committee:

●	oversees the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

●

meets at least once per fiscal year with the Company’s outside auditors with respect to matters relating to the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements, the Company’s application of accounting principles and the Company’s internal controls, and advises the Board of Directors with respect thereto;

●

is responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

●

is directly responsible for the appointment, compensation, retention, oversight of the work and, where appropriate, replacement of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Audit Committee; and

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●

oversees procedures established for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (ii) confidential, anonymous submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters and compliance with the Company’s Code of Ethics; and (iii) the review and oversight of all related party transactions.

Compensation Committee

In April 2014, we established a separately-designated standing Compensation Committee in accordance with the NASDAQ Listing Rules. The Compensation Committee is comprised of Christopher Pechock (chair), Louis J. Aronne and Peter Diamandis. Dr. Diamandis, who will not stand for re-election, will cease to be a member of the Compensation Committee after the Annual Meeting.

The Compensation Committee:

●	oversees the compensation policies and their specific application to our executive officers;

●	prepares an annual report on executive compensation for inclusion in the our Annual Report on Form 10-K and/or proxy statement;

●	negotiates and approves the compensation of our chief executive officer and our other executive officers;

●	selects a peer group of companies against which to compare our compensation of our executive officers, if it deems such comparison necessary;

●	monitors compensation trends and solicits independent advice when deemed appropriate; and

●	approves, rejects or modifies incentive bonus compensation plans for our senior management, as recommended by management.

Director Nominations

Our Board of Directors does not maintain a separate nominating committee. Functions customarily performed by a nominating committee are performed by the independent members of our Board. In evaluating and determining whether to nominate a candidate for a position on the Board, the independent members of our Board utilize a variety of methods and considers criteria such as high professional ethics and values, experience on the policy-making level in business or scientific/medical research experience relevant to our product candidates and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the independent members of the Board by current Board members, stockholders, officers or other persons. The independent members of the Board will review all candidates in the same manner regardless of the source of the recommendation.

We have no formal policy regarding diversity of our Board of Directors. The independent members of our Board may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. The priority of the independent members of our Board in selecting members of the Board of Directors is identifying persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members and professional and personal experiences and expertise relevant to our growth strategy.

The independent members of the Board also consider stockholder recommendations for director nominees that are properly received in accordance with the applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to our Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

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Board Leadership Structure

Mr. DosSantos currently serves as our principal executive officer (interim President) and Dr. Robert J. Hariri serves as chairman of our Board of Directors. The Board of Directors has chosen to separate the principal executive officer and chairman positions because it believes that (i) independent oversight of management is an important component of an effective board of directors and (ii) this structure benefits the interests of all stockholders. If the Board of Directors convenes for a special meeting, the non-management directors will meet in executive session if circumstances warrant. Given the composition of the Board of Directors with a strong slate of independent directors, the Board of Directors does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if circumstances change. We believe that the structure described above is the best structure to lead us in the achievement of our goals and objectives and establishes an effective balance between management leadership and appropriate oversight by independent directors.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management.  In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Ethics

We have adopted a Code of Ethics applicable to our officers, directors and employees. The Code of Ethics requires each covered person to act with honesty, ethics and integrity and to avoid actual or apparent conflicts of interest in their personal and professional relationships. We intend to disclose any amendments to, or waivers of, certain provisions of the Code of Ethics as required by the applicable rules and regulations of the SEC. The text of the Code of Ethics is posted in the “Corporate Governance” section of our website, http://www.myoscorp.com. A copy of the Code of Ethics is also available in print, free of charge, upon written request to 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, Attention: Joseph C. DosSantos.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

MYOS Corporation

45 Horsehill Road, Suite 106

Cedar Knolls, New Jersey 07927

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements.  The Corporate Secretary will determine when a communication is not to be forwarded.  Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

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REPORT OF THE AUDIT COMMITTEE

Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, the Audit Committee reviewed and discussed our financial statements for the fiscal year ended December 31, 2014 with management and EisnerAmper LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2014 were prepared in accordance with generally accepted accounting principles.

The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our former independent registered public accounting firm required by applicable requirements of the PCAOB regarding the former independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with EisnerAmper LLP, such firm’s independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Respectfully submitted,

Dr. Louis J. Aronne

Dr. Sapna Srivastava

Christopher Pechock

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth the compensation earned for services rendered to us, for the fiscal years indicated, by our executive officers.

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (5)	All Other Compensation ($) (6)	Total ($)

Peter Levy	2014	245,833	20,000	-	33,824	21,365	321,022
(Former President)(1)	2013	219,000	80,000	-	198,000	19,913	516,913

Joseph C. DosSantos	2014	130,000	15,000	-	223,760	13,101	381,861
(Interim President and Chief Financial Officer)	2013	-	-	-	-	-	-

Dr. Robert C. Ashton, Jr.	2014	238,257	50,000	-	137,140	29,405	454,802
(Chief Medical Officer)	2013	-	-	-	-	-	-

Carl DeFreitas	2014	70,000	-	-	64,688	122,270	256,958
(Former Chief Financial Officer) (2)	2013	-	-	-	42,800	165,000	207,800

Glen R. Fleischer (Former Chief Executive	2014	-	-	-	-	-	-
Officer) (3)	2013	105,641	-	-	-	-	105,641

Andrew J. Einhorn (Former Chief Financial	2014	-	-	-	-	-	-
Officer) (4)	2013	18,333	-	-	-	17,031	35,364

(1)	Mr. Levy resigned as President on September 7, 2015.

(2)	Mr. DeFreitas resigned as Chief Financial Officer on May 19, 2014.

(3)	Mr. Fleischer resigned as Chief Executive Officer on April 25, 2013.

(4)	Mr. Einhorn resigned as Chief Financial Officer on February 6, 2013.

(5)	Amounts reflect the aggregate grant date fair value of stock option awards computed in accordance with Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation.” The assumptions used in determining the grant date fair value of these awards for their respective years are set forth in Part IV, Item 15, “Notes to Consolidated Financial Statements: Note 10 – Stock Compensation.”

(6)	The amounts in All Other Compensation column of the Summary Compensation Table reflect the following:

Name	Consulting Agreements	Health Insurance Expenses	401(k) Matching Contribution	Other Perquisites	Total Other Compensation
Peter Levy	$-	17,554	3,773	38	$21,365
Joseph C. DosSantos	$-	10,196	2,867	38	$13,101
Dr. Robert C. Ashton, Jr.	$-	22,034	7,333	38	$29,405
Carl DeFreitas	$113,719	6,833	1,680	38	$122,270

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Employment Agreements

Peter Levy

On February 8, 2013, we entered into an amended and restated employment agreement with Peter Levy to continue to serve as our Chief Operating Officer and Executive Vice President. The agreement replaced Mr. Levy’s existing employment agreement dated February 10, 2012.  Pursuant to the terms of the agreement, Mr. Levy will continue to work as Chief Operating Officer and Executive Vice President on a full-time basis and will receive an annual base salary of $200,000.  Mr. Levy may receive an annual cash bonus in an amount up to 100% of his base salary, as may be determined by the Board in its sole discretion. The 10,000 shares of common stock previously granted to Mr. Levy will vest in four equal semi-annual installments commencing on August 10, 2012. The term of the agreement is three years, and the agreement will automatically renew for successive one-year periods, unless a notice of non-renewal is provided by either party at least sixty days prior to the expiration date of the term.  On September 7, 2015, Mr. Levy resigned from his positions.

Joseph C. DosSantos

On May 19, 2014, we entered into an employment agreement with Joseph C. DosSantos pursuant to which Mr. DosSantos agreed to serve as our Chief Financial Officer. Pursuant to the terms of the Agreement, Mr. DosSantos works for us on a full-time basis and receives an annual base salary of $200,000.  Mr. DosSantos may receive an annual cash bonus in an amount up to 50% of his base salary, as may be determined by the Board in its sole discretion. Mr. DosSantos also received a signing bonus of $15,000.  In addition, Mr. DosSantos was granted a stock option to purchase 20,000 shares of the Company’s common stock at $12.55, which shares will vest in four equal annual installments commencing on May 19, 2015. The term of the agreement is one year, and the agreement will automatically renew for successive one-year periods, unless a notice of non-renewal is provided by either party at least sixty days prior to the expiration date of the term.

In the event Mr. DosSantos’ employment is terminated by the Company for cause (as defined in the agreement) or as a result of death or disability, or if Mr. DosSantos terminates his employment without good reason (as defined in the agreement), Mr. DosSantos will be entitled to receive any accrued and unpaid base salary and employee benefits up to the date of termination as well as retain any portion of the stock option that has previously vested.

In the event Mr. DosSantos’ employment is terminated by the Company for any reason other than cause, death or disability, or if Mr. DosSantos terminates his employment for good reason, he will be entitled to receive any accrued and unpaid base salary and employee benefits up to the date of termination as well as the vested portion of the stock option.  In addition, he will be entitled to receive his base salary for twelve months, a cash amount equal to the greater of (i) $50,000 or (ii) the average of all annual cash bonuses received under the Agreement, and payment of all COBRA premiums for twelve months following the date of termination.

In the event Mr. DosSantos’ employment is terminated by the Company in connection with, or as a result of, a change of control (as defined in the agreement), or if Mr. DosSantos terminates his employment for good reason following a change in control, he will be entitled to receive any accrued and unpaid base salary and employee benefits up to the date of termination. In addition, he will be entitled to receive his base salary for twelve months following the date of termination, a cash amount equal to the greater of (i) $50,000 or (ii) the average of the three most recent annual cash bonuses received under the Agreement, and payment of all COBRA premiums for twelve months following the date of termination. Furthermore, the unvested portion of the stock option will vest as of the date of the consummation of the change in control.

The agreement contains customary non-competition and non-solicitation provisions that extend to two years after termination of Mr. DosSantos’ employment with the Company.  Mr. DosSantos also agreed to customary terms regarding confidentiality and ownership of product ideas.

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Dr. Robert C. Ashton, Jr.

On February 12, 2014, we entered into an offer letter with Dr. Robert C. Ashton, Jr. to serve as our Chief Medical Officer. Pursuant to the terms of the offer letter, Dr. Ashton works for us on a full-time basis as an at-will employee and receives an annual base salary of $250,000. Dr. Ashton’s targeted annual bonus is 50% of his annual base salary, of which $50,000 is guaranteed and the remainder will be based on his and the Company’s performance, as determined by our board of directors in its sole discretion. Dr. Ashton also received a stock option to purchase 20,000 shares of the Company’s common stock at $12.50 per share which will vest in four equal semi-annual installments commencing upon the six-month anniversary of his start date.

Outstanding Equity Awards at 2014 Fiscal Year End

The following table presents, for each of the named executive officers, information regarding outstanding equity awards as of December 31, 2014.

Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Peter Levy	11/20/2012	40	-	$10.00	11/20/2022
Peter Levy	1/07/2013	10,000	10,000	$12.50	1/7/2023
Peter Levy	3/10/2014	1,000	3,000	$8.60	3/10/2024
Joseph DosSantos	5/19/2014	-	20,000	$12.55	5/19/2024
Dr. Robert C. Ashton, Jr.	1/17/2014	5,000	15,000	$12.50	1/17/2024
Carl DeFreitas	2/28/2013	1,500	500	$12.50	2/28/2023
Carl DeFreitas	8/21/2013	500	500	$12.50	8/21/2023
Carl DeFreitas	11/27/2013	1,000	1,000	$12.50	11/27/2023
Carl DeFreitas	2/18/2014	6,000	2,000	$12.50	2/18/2024

Director Compensation

The following table summarizes the compensation for our non-employee board of directors for the fiscal year ended December 31, 2014. All compensation paid to our employee directors is included under the summary compensation table above.

	Stock Awards	Option Awards	Total
Name	($)(1)	($)(1)	($)
Dr. Robert J. Hariri	-	343,820	343,820
Dr. Louis J. Aronne	17,600	63,420	81,020
Dr. Peter Diamandis	-	21,140	21,140
Dr. Buzz Aldrin	-	21,140	21,140
Dr. Sapna Srivastava	-	21,140	21,140
Dr. J. Craig Venter	-	177,113	177,113
Christopher Pechock	-	-	-

(1)	The value of awards and stock options equals the aggregate grant date fair value of awards computed in accordance with ASC 718. The weighted average grant date fair value of stock options granted was $10.43. The grant date fair value of awards granted was $8.80.

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STOCKHOLDER PROPOSALS

Stockholder proposals, including director nominations, intended for inclusion in our proxy statement for the 2016 Annual Meeting (expected to be held on or about December 17, 2016) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted to us on or before July 12, 2016 so that they may be considered by us for inclusion in our proxy statement relating to that meeting.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies.  The transfer agent and registrar for our common stock, Island Stock Transfer, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Annual Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy.  We will reimburse such persons for their reasonable expenses.

ANNUAL REPORT

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at the Investor Relations portion of our website as well as on the SEC’s website at www.sec.gov.  The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2014.  The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Island Stock Transfer, by calling (727) 289-0010, or by forwarding a written request addressed to Island Stock Transfer, 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this Proxy Statement will be sent. By contacting Island Stock Transfer, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

21

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

The information presented in this proxy statement under the caption “Report of the Audit Committee” will not be deemed to be “soliciting material” or deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any of our previous filings under such acts shall be interpreted as incorporating by reference the information presented under said specified captions.

Where You Can Find More Information

We file annual, quarterly and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s Web site, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to MYOS Corporation, 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, Attn: Investor Relations.

By Order of the Board of Directors

Robert J. Hariri, M.D., Chairman of the Board,

Cedar Knolls, New Jersey

November 16, 2015

22

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at http://www.myoscorp.com.

MYOS CORPORATION

Annual Meeting of Stockholders

December 17, 2015 10:30 AM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF MYOS CORPORATION

The undersigned stockholder of MYOS Corporation, a Nevada corporation (the “Company”), hereby appoints Dr. Robert J. Hariri and Joseph C. DosSantos, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held December 17, 2015, at the Company’s headquarters located at 45 Horsehill Road, Suite 106, Cedar Knolls, New Jersey 07927, and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERERIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

MYOS CORPORATION 45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey 07927

VOTE BY INTERNET

www.islandstocktransfer.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-877-502-0550

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater FL 33760.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To withhold authority to vote for any individual nominee(s), mark “Vote FOR All Nominees Except” and write the name(s) of the nominee(s) on the line below.

1.	Election of Directors
☐ Dr. Robert J. Hariri ☐ Dr. Louis J. Aronne ☐ Dr. Buzz Aldrin ☐ Dr. Sapna Srivastava ☐ Christopher Pechock ☐ Jack Levine ☐ Victor Mandel ☐ Joseph Mannello ☐ John Nosta
☐	Vote FOR all nominees	☐	Vote WITHHELD from all nominees	☐	Vote FOR all nominees except

2.	Ratification of the appointment of EisnerAmper LLP as independent registered public accounting firm for the fiscal year ending December 31, 2015.

☐ For ☐ Against ☐ Abstain

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date